SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 10, 2003
                                                          -------------

                         COMMUNITY BANCORP OF NEW JERSEY
                         -------------------------------
             (Exact name of registrant as specified in its charter)

          New Jersey                    000-26587                 22-3495574
          ----------                    ---------                 ----------
(State or other jurisdiction          (Commission            (IRS Employer
of incorporation)                     File Number)           Identification No.)

  3535 Highway 9 North
  Freehold, New Jersey                                                  07728
  --------------------                                                  -----
(Address of principal executive offices)                              (Zip Code)

                                 (732) 843-9000
                                 --------------
               Registrant's telephone number, including area code

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          The following exhibit is filed as part of this Form 8-K

          Exhibit Number    Description
          --------------    -----------

          99 Press release of Registrant dated July 10, 2003 announcing the Registrant's results for the second quarter of 2003.


Item 9.   Regulation FD Disclosure
          ------------------------

     This Form 8-K provides the results of the Registrant's operations for the second quarter of 2003 under Item 12 - Results of Operations and Financial Condition. The information is furnished under Item 9 of the Form 8-K in accordance with interim guidance issued by the SEC in Release No. 33-8216. Such information, including the exhibit to the Form 8-K, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act") or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                  EXHIBIT INDEX
                                  -------------

                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Exhibit No.       Description                                          Page No.
-----------       -----------                                          --------

99                Press Release dated July10, 2003                     5 - 6
                  announcing the Registrant's results
                  for the second quarter of 2003.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, Community Bancorp of New Jersey, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               COMMUNITY BANCORP OF NEW JERSEY
                                               -------------------------------
                                                       (Registrant)

Dated:   July 11, 2003                         By: /s/ Michael Bis
                                                   ---------------
                                                     MICHAEL BIS
                                                     Chief Financial Officer






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